                                                                    EXHIBIT 10.6

                                FIFTH AMENDMENT

                                       TO

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


          THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Fifth Amendment") dated as of February 10, 1999 relates to that certain
       ---------------
Second Amended and Restated Credit Agreement dated as of December 2, 1997 (as previously amended and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Rental Service
                                 ----------------
Corporation USA, Inc., an Arizona corporation, as successor in interest to RSC Alabama, Inc., RSC Center, Inc., RSC Duval Inc., RSC Industrial Corporation, RSC Rents, Inc., Walker Jones Equipment, Inc., RSC Acquisition Corp. and RSC Holdings, Inc. (the "Borrower"), and Rental Service Corporation (the "Parent
                     --------                                         ------
Guarantor"), each financial institution identified on Annex I thereto (together
---------
with its successors and permitted assigns pursuant to Section 12.8 thereof, a "Lender"), Bankers Trust Company, as Issuing Bank, and BT Commercial
-------
Corporation, acting as agent for the Lenders and the Issuing Bank (in such capacity, together with any successor agent appointed pursuant to Section 11.8 thereof, the "Agent").
              -----

                            PRELIMINARY STATEMENTS:

          WHEREAS, the Parent Guarantor has announced that it has entered into a definitive merger agreement with NationsRent, Inc. ("NationsRent"), pursuant to which the Parent Guarantor will acquire substantially all of the issued and outstanding capital stock of NationsRent and NationsRent will be merged with and into the Parent Guarantor (the "Proposed NationsRent Merger");
                                ---------------------------

          WHEREAS, the Parent Guarantor has informed the Agent, the Issuing Bank and the Lenders that the Proposed NationsRent Merger is expected to be consummated on or before August 31, 1999 and that the Credit Agreement and the other Credit Documents will be amended and restated, replaced or refinanced on or before that date;

          WHEREAS, pursuant to Section 3 of the Fourth Amendment to Second Amended and Restated Credit Agreement dated as of November 24, 1998 (the "Fourth
                                                                          ------
Amendment"), each of the Agent, the Lenders and the Parent Guarantor, for itself
---------
and on behalf of the Borrower, agreed to enter into a Third Amended and Restated Credit Agreement as soon as practicable after the consummation of the RSC Subsidiary Consolidation in order to give effect to each amendment to the Credit Agreement and the RSC Subsidiary Consolidation, together with any amendments and/or amendments and restatements of the Credit Documents necessary to give effect to the RSC Subsidiary Consolidation (the "Required Amendment and
                                                 ----------------------
Restatement");
-----------

          WHEREAS, the Borrower and the Parent Guarantor have requested that the Agent and the Lenders (i) amend certain provisions of the Credit Agreement to give effect to the RSC

Subsidiary Consolidation, (ii) amend the deadline set forth in the Fourth Amendment for the consummation of the Required Amendment and Restatement and
(iii) amend the Credit Agreement to increase the amount of permitted Capital Expenditures for Fiscal Year 1998, in each case as set forth below;

          WHEREAS, in consideration of the agreements, covenants and representations set forth herein, the Agent and the Majority Lenders are willing to amend the Credit Agreement and the Fourth Amendment on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the foregoing, the Borrower, the Parent Guarantor, the Agent and the Majority Lenders agree as follows:

          1.   Definitions.    Capitalized terms used and not otherwise defined
               -----------
herein have the meanings assigned to them in the Credit Agreement.

          2.   Amendments to the Credit Agreement.  Upon the satisfaction of the
               ----------------------------------
conditions set forth in Section 4 below, the Credit Agreement is hereby amended as follows, such amendments to be effective as of the respective dates specified below:

               2.1  Amendments to Section 1.1.  Effective as of January 1, 1999,
                    -------------------------
     Section 1.1 of the Credit Agreement is hereby amended as follows:

                    (a) the definition of "Borrowers" is amended and restated in its entirety to read as follows:

                         Borrowers or Borrower means, notwithstanding any
                         ---------    --------
               contrary definition set forth in the preamble hereto, (i) RSC USA, as successor in interest to RSC Alabama, RSC Center, RSC Duval, RSC Industrial, RSC Rents and Walker Jones and (ii) any Subsidiary of any Credit Party which becomes a party hereto in accordance with Section 8.20.
                               ------------

                    (b) the definition of "Parent Guarantors" is amended and restated in its entirety to read as follows:

                         Parent Guarantors or Parent Guarantor means,
                         -----------------    ----------------
               notwithstanding any contrary definition set forth in the preamble hereto, RSC.

               2.2  Amendment to Section 6.10.  Effective as of January 1, 1999,
                    -------------------------
     Section 6.10 of the Credit Agreement is hereby amended to delete in their entirety the first through eighth sentences thereof and to substitute in lieu thereof the following:

          RSC is the record and beneficial owner of all of the shares of capital stock of each of RSC USA and RSC Canada. RSC has no direct Subsidiaries other than RSC USA and RSC Canada. RSC USA has no direct or indirect Subsidiaries (other than Subsidiaries permitted to be created or acquired under Section 8.20 as to which all actions
                                    ------------
          required by Section 8.20 have been taken).
                      ------------

               2.3  Amendment to Section 8.5(f).  Effective as of December 31,
                    ---------------------------
     1998, Section 8.5(f) of the Credit Agreement is hereby amended to delete in its entirety the Maximum Amount of "$335,000,000" set out opposite the 1998 Fiscal Year in the table therein and to substitute in lieu thereof a Maximum Amount of "$365,000,000".

               2.4  Amendment to Section 8.9.  Effective as of January 1, 1999,
                    ------------------------
     Section 8.9 of the Credit Agreement is hereby amended to delete in its entirety the last sentence thereof.

               2.5  Amendments to Section 8.10.  Effective as of January 1,
                    --------------------------
     1999, Section 8.10 of the Credit Agreement is hereby amended as follows:

                    (a) to delete in its entirety the reference in clause (iii) thereof to "the Borrowers may declare and pay to RSC Acquisition and RSC Holdings, and RSC Acquisition and RSC Holdings may declare and pay to RSC, cash" and to substitute in lieu thereof "the Borrower may declare and pay cash to RSC"; and

                    (b) to delete in its entirety the references in clauses (iv) and (v) thereof to "the Borrowers may declare and pay cash to RSC Acquisition and RSC Holdings, and RSC Acquisition and RSC Holdings may declare and pay to RSC, cash" and to substitute in lieu thereof "the Borrower may declare and pay cash to RSC".

               2.6  Amendments to Section 10.1.  Effective as of January 1,
                    --------------------------
     1999, Section 10.1 of the Credit Agreement is hereby amended to delete the provisions of clauses (a) and (b) in their entirety and to substitute in lieu thereof "[intentionally deleted]".

               2.7  Amendments to Section 10.4(b).  Effective as of January 1,
                    -----------------------------
     1999, Section 10.4(b) of the Credit Agreement is hereby amended to delete in its entirety each reference to "any of RSC, RSC Acquisition (with respect to the RSC Acquisition Borrowers) or RSC Holdings (with respect to the RSC Holdings Borrowers)" in clauses (i) and (ii) thereof and to substitute in lieu thereof "RSC".

          3.   Amendment to Fourth Amendment.  Upon the "Amendment Effective
               -----------------------------
Date" (as defined in Section 4 below), Section 3 of the Fourth Amendment is hereby amended and restated to read as follows:

               3.  Agreement to Amend and Restate Credit Agreement.  Not later
                   -----------------------------------------------
     than August 31, 1999 (unless the Credit Agreement and the other Credit Documents shall have been amended and restated, replaced or refinanced prior to that date), each of the Agent, the Lenders, RSC and RSC USA agree to enter into a Third Amended and Restated Credit Agreement giving effect to each amendment to the Credit Agreement and the RSC Subsidiary Consolidation, together with any amendments and/or amendments and restatements of the Credit Documents necessary to give effect to the RSC Subsidiary Consolidation; provided, however, that (i) the Borrower shall
                               --------  -------
     execute and deliver to the Agent, for delivery to the respective Lenders, amended and restated Notes on or before the "Amendment Effective Date" (as defined in the Fifth Amendment to Second Amended and Restated Credit Agreement dated as of February 10, 1999) and (ii) the Borrower and the Parent Guarantor shall promptly execute and deliver such new UCC-1 financing statements and/or amendments to previously filed UCC-1 financing statements as the Agent may reasonably request.

          4.   Representations and Warranties.  Each of the Credit Parties
               ------------------------------
hereby represents and warrants to each Lender, the Issuing Bank and the Agent that, as of the Amendment Effective Date (after giving effect to this Fifth Amendment):

          (a) Each of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of such dates, as if then made, other than representations and warranties that relate solely to an earlier date;

          (b) No Default or Event of Default shall have occurred and is continuing;

          (c) No change, occurrence, event or development or event involving a prospective change that is reasonably likely to have a Material Adverse Effect shall have occurred and be continuing; and

          (d) No Change of Control has occurred.

          5.   Amendment Effective Date.  This Fifth Amendment shall become
               ------------------------
effective as of the date first written above (the "Amendment Effective Date")
                                                   ------------------------
upon the satisfaction of each of the following conditions:

          (a) the Agent shall have received each of the following documents, in each case in form and substance reasonably satisfactory to the Agent:

               (i) counterparts hereof executed by the Borrower, the Parent Guarantor, the Agent and the Majority Lenders;

               (ii) amended and restated Notes executed by the Borrower and payable to the respective Lenders; and

               (iii) such additional documentation as the Agent may reasonably request.

          (b) All Fees, and all Expenses as to which the Credit Parties have received an invoice, in each case which are payable on or before the Amendment Effective Date shall have been paid.

          6.   Miscellaneous.  This Fifth Amendment is a Credit Document.  The
               -------------
headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. Except to the extent specifically amended hereby for the periods specified herein, the provisions of the Credit Agreement shall not be amended, modified, impaired or otherwise affected hereby and the Credit Agreement and all of the Obligations are hereby confirmed in full force and effect. The execution, delivery and effectiveness of this Fifth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent, any Lender or the Issuing Bank under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. Nothing in this Fifth Amendment shall be construed to require the Agent or any Lender to agree to any other amendments in the future or as a consent to the Proposed NationsRent Merger.

          7.   Counterparts.  This Fifth Amendment may be executed in any number
               ------------
of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          8.   GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF
               -------------
THIS FIFTH AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS FIFTH AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS OTHER THAN THOSE CONTAINED IN NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401) AND DECISIONS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the Agent, the Lenders, the Borrowers and the Parent Guarantors have caused this Fifth Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


BORROWER:                     RENTAL SERVICE CORPORATION USA, INC.
--------


                              By: /s/ Rosemary Strunk
                                 -----------------------------------------------
                              Name:  Rosemary Strunk
                                    --------------------------------------------
                              Title:  Secretary
                                     -------------------------------------------


PARENT GUARANTOR:             RENTAL SERVICE CORPORATION
----------------


                              By: /s/ Doug Bonnette
                                  ----------------------------------------------
                              Name:  Doug Bonnette
                                    --------------------------------------------
                              Title:  Assistant Secretary
                                     -------------------------------------------


AGENT:                        BT COMMERCIAL CORPORATION,
-----                          as Agent and as a Revolving Credit Lender


                              By: /s/ Albert Sun
                                  ----------------------------------------------
                              Name:  Albert Sun
                                    --------------------------------------------
                              Title:  Principal
                                     -------------------------------------------

REVOLVING CREDIT LENDERS:     AMSOUTH BANK
------------------------


                              By: /s/ Patrick R. Brocker
                                  ----------------------------------------------
                              Name:  Patrick R. Brocker
                                    --------------------------------------------
                              Title:  Attorney-in-Fact
                                     -------------------------------------------

                              BANKBOSTON, N.A.


                              By: /s/ Robert Brandow
                                  ----------------------------------------------
                              Name:  Robert Brandow
                                    --------------------------------------------
                              Title:  Director
                                     -------------------------------------------

                              THE BANK OF NOVA SCOTIA


                              By: /s/ John Quick
                                  ----------------------------------------------
                              Name:  John Quick
                                    --------------------------------------------
                              Title:  Senior Relationship Manager
                                     -------------------------------------------

                              BANK ONE, ARIZONA, NA


                              By:
                                  ----------------------------------------------
                              Name:
                                    --------------------------------------------
                              Title:
                                     -------------------------------------------

                              BAY VIEW BANK


                              By: /s/ Gary Harrigian
                                 -----------------------------------------------
                              Name:  Gary Harrigian
                                    --------------------------------------------
                              Title:  Vice President
                                     -------------------------------------------

                              BAY VIEW FINANCIAL CORPORATION


                              By: /s/ Sharon Shani
                                  ----------------------------------------------
                              Name:  Sharon Shani
                                    --------------------------------------------
                              Title:  Assistant Vice President
                                     -------------------------------------------

                              BNY FINANCIAL CORPORATION


                              By: /s/ Anthony Viola
                                  ----------------------------------------------
                              Name:  Anthony Viola
                                    --------------------------------------------
                              Title:  Vice President
                                     -------------------------------------------

                              THE CHASE MANHATTAN BANK


                              By: /s/ Jeffrey S. Ackerman
                                  ----------------------------------------------
                              Name:  Jeffrey S. Ackerman
                                    --------------------------------------------
                              Title:  Vice President
                                     -------------------------------------------

                              THE CIT GROUP/BUSINESS CREDIT, INC.


                              By: /s/ William Shiao
                                  ----------------------------------------------
                              Name: William Shiao
                                    --------------------------------------------
                              Title:  Assistant Vice President
                                      ------------------------------------------


                              COMERICA BANK


                              By: /s/ Eoin Collins
                                  ----------------------------------------------
                              Name:  Eoin P. Collins
                                    --------------------------------------------
                              Title:  Account Officer
                                     -------------------------------------------

                              CONGRESS FINANCIAL CORPORATION (WESTERN)


                              By:
                                  ----------------------------------------------
                              Name:
                                    --------------------------------------------
                              Title:
                                     -------------------------------------------

                              CREDIT LYONNAIS LOS ANGELES BRANCH


                              By: /s/ Dianne M. Scott
                                  ----------------------------------------------
                              Name:  Dianne M. Scott
                                    --------------------------------------------
                              Title:  First Vice President and Manager
                                     -------------------------------------------

                              DEUTSCHE FINANCIAL SERVICES CORPORATION


                              By: /s/ Glen W. Clark
                                  ----------------------------------------------
                              Name:  Glen W. Clark
                                    --------------------------------------------
                              Title:  Vice President
                                     -------------------------------------------

                              DIME COMMERCIAL CORP.


                              By:
                                  ----------------------------------------------
                              Name:
                                    --------------------------------------------
                              Title:
                                     -------------------------------------------

                              FINOVA CAPITAL CORPORATION


                              By: /s/ Kurt Duerfeldt
                                  ----------------------------------------------
                              Name:  Kurt Duerfeldt
                                    --------------------------------------------
                              Title:  Vice President
                                     -------------------------------------------

                              FIRST UNION NATIONAL BANK


                              By: /s/ Myron Landau
                                  ----------------------------------------------
                              Name:  Myron Landau
                                    --------------------------------------------
                              Title:  Vice President
                                     -------------------------------------------

                              FLEET CAPITAL CORPORATION


                              By: /s/ Matthew R. Van Steenhuyse
                                  ----------------------------------------------
                              Name:  Matthew R. Van Steenhuyse
                                    --------------------------------------------
                              Title:  Senior Vice President
                                     -------------------------------------------

                              FREMONT INVESTMENT & LOAN


                              By: /s/ Cheri Buckingham
                                  ----------------------------------------------
                              Name:  Cheri Buckingham
                                    --------------------------------------------
                              Title:  Vice President
                                     -------------------------------------------

                              IBJ WHITEHALL BUSINESS CREDIT CORPORATION


                              By: /s/ John Butera
                                  ----------------------------------------------
                              Name:  John Butera
                                    --------------------------------------------
                              Title:  Vice President
                                     -------------------------------------------

                              ISRAEL DISCOUNT BANK


                              By: /s/ R. David Korngruen
                                  ----------------------------------------------
                              Name:  R. David Korngruen
                                    --------------------------------------------
                              Title:  Vice President
                                     -------------------------------------------


                              By: /s/ Andrew Finkle
                                  ----------------------------------------------
                              Name:  Andrew Finkle
                                    --------------------------------------------
                              Title:  Corporate Banking Representative
                                     -------------------------------------------

                              KEY CORPORATE CAPITAL INC.


                              By: /s/ J. Eric Stropkay
                                  ----------------------------------------------
                              Name:  J. Eric Stropkay
                                    --------------------------------------------
                              Title:  Assistant Vice President
                                     -------------------------------------------

                              LASALLE NATIONAL BANK, N.A.


                              By: /s/ Christopher G. Clifford
                                  ----------------------------------------------
                              Name:  Christopher G. Clifford
                                    --------------------------------------------
                              Title:  Senior Vice President
                                     -------------------------------------------

                              MELLON BANK, N.A.


                              By: /s/ Jeffrey G. Saperstein
                                  ----------------------------------------------
                              Name:  Jeffrey G. Saperstein
                                    --------------------------------------------
                              Title:  Vice President
                                     -------------------------------------------

                              NATIONAL BANK OF CANADA


                              By: /s/ R. A. McKerroll
                                  ----------------------------------------------
                              Name:  R. A. McKerroll
                                    --------------------------------------------
                              Title:  Vice President
                                     -------------------------------------------


                              By:  John Curry
                                  ----------------------------------------------
                              Name:  John Curry
                                    --------------------------------------------
                              Title:  Vice President
                                     -------------------------------------------

                              NATIONSBANK, N.A.


                              By: /s/ E. James Beckemeier
                                  ----------------------------------------------
                              Name:  E. James Beckemeier
                                    --------------------------------------------
                              Title:  Vice President
                                     -------------------------------------------

                              PARIBAS


                              By:
                                  ----------------------------------------------
                              Name:
                                    --------------------------------------------
                              Title:
                                     -------------------------------------------


                              By:
                                  ----------------------------------------------
                              Name:
                                    --------------------------------------------
                              Title:
                                     -------------------------------------------

                              PNC BANK, NATIONAL ASSOCIATION


                              By:
                                  ----------------------------------------------
                              Name:
                                    --------------------------------------------
                              Title:
                                     -------------------------------------------

                              THE PROVIDENT BANK


                              By: /s/ Peter B. York
                                  ----------------------------------------------
                              Name:  Peter B. York
                                    --------------------------------------------
                              Title:  Vice President
                                     -------------------------------------------

                              SANWA BANK CALIFORNIA


                              By: /s/ Dirk Price
                                 -----------------------------------------------
                              Name:  Dirk Price
                                    --------------------------------------------
                              Title:  Vice President
                                     -------------------------------------------

                              SUMMIT COMMERCIAL/GIBRALTAR CORP.
                              (formerly known as Gibraltar Corporation of America)


                              By: /s/ Peter J. Hollitscher
                                  ----------------------------------------------
                              Name:  Peter J. Hollitscher
                                    --------------------------------------------
                              Title:  Vice President
                                     -------------------------------------------

                              TRANSAMERICA BUSINESS CREDIT CORPORATION


                              By: /s/ Robert L. Heinz
                                  ----------------------------------------------
                              Name:  Robert L. Heinz
                                    --------------------------------------------
                              Title:  Senior Vice President
                                     -------------------------------------------

                              UNION BANK OF CALIFORNIA, N.A.


                              By: /s/ Greg F. Ennis
                                  ----------------------------------------------
                              Name:  Greg F. Ennis
                                    --------------------------------------------
                              Title:  Vice President
                                     -------------------------------------------

                              U.S. BANK NATIONAL ASSOCIATION


                              By: /s/ Kelly Condon
                                  ----------------------------------------------
                              Name:  Kelly Condon
                                    --------------------------------------------
                              Title:  Vice President
                                     -------------------------------------------

TERM LOAN LENDERS:            ARES LEVERAGED INVESTMENT
-----------------             FUND L.P.

                              By: Ares Management, L.P.
                                  Its general partner

                              By: Ares Operating Member LLC,
                                  Its general partner


                              By: /s/ David A. Sachs
                                 -----------------------------------------------
                              Name:  David A. Sachs
                                    --------------------------------------------
                              Title:  Vice President
                                     -------------------------------------------

                              BANKERS TRUST COMPANY


                              By: /s/ Rosemary F. Dunne
                                  ----------------------------------------------
                              Name:  Rosemary F. Dunne
                                    --------------------------------------------
                              Title:  Vice President
                                     -------------------------------------------

                              FIRST DOMINION FUNDING I


                              By:
                                  ----------------------------------------------
                              Name:
                                    --------------------------------------------
                              Title:
                                     -------------------------------------------

                              KZH HIGHLAND-2 LLC


                              By:  Virginia Conway
                                  ----------------------------------------------
                              Name:  Virginia Conway
                                    --------------------------------------------
                              Title:  Authorized Agent
                                     -------------------------------------------

                              KZH ING-2 LLC


                              By: /s/ Virginia Conway
                                  ----------------------------------------------
                              Name:  Virginia Conway
                                    --------------------------------------------
                              Title:  Authorized Agent
                                     -------------------------------------------

                              PARIBAS CAPITAL FUNDING LLC


                              By:
                                  ----------------------------------------------
                              Name:
                                    --------------------------------------------
                              Title:
                                     -------------------------------------------

                              ML CLO XIX STERLING (CAYMAN) LTD.

                              By:   Sterling Asset Manager, L.L.C.,
                                    as its Investment Advisor


                              By:
                                  ----------------------------------------------
                              Name:
                                    --------------------------------------------
                              Title:
                                     -------------------------------------------

                              TORONTO DOMINION (TEXAS), INC.


                              By:
                                  ----------------------------------------------
                              Name:
                                    --------------------------------------------
                              Title:
                                     -------------------------------------------

                              WELLS FARGO BANK, N.A., as Attorney-in-Fact for Sutter CBO 1998-1 Ltd.


                              By:
                                  ----------------------------------------------
                              Name:
                                    --------------------------------------------
                              Title:
                                     -------------------------------------------

                              CRESCENT/MACH I PARTNERS, L.P.

                              By:  TCW Asset Management Company,
                                   its Investment Manager

                              By:
                                  ----------------------------------------------
                              Name:
                                    --------------------------------------------
                              Title:
                                     -------------------------------------------

                              TCW LEVERAGED INCOME TRUST, L.P.

                              By:  TCW Advisers (Bermuda), Ltd.,
                                   as General Partner

                              By:
                                  ----------------------------------------------
                              Name:
                                    --------------------------------------------
                              Title:
                                     -------------------------------------------

                              By:  TCW Investment Management Company,
                                   as Investment Adviser

                              By:
                                  ----------------------------------------------
                              Name:
                                    --------------------------------------------
                              Title:
                                     -------------------------------------------

                              TCW LEVERAGED INCOME TRUST II, L.P.

                              By:  TCW Advisers (Bermuda), Ltd.,
                                   as General Partner

                              By:
                                  ----------------------------------------------
                              Name:
                                    --------------------------------------------
                              Title:
                                     -------------------------------------------

                              By:  TCW Investment Management Company,
                                   as Investment Adviser

                              By:
                                  ----------------------------------------------
                              Name:
                                    --------------------------------------------
                              Title:
                                     -------------------------------------------